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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 10, 2001



                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


Colorado                              0-11882                    84-0916299
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


P.O. Box 17013, Golden, Colorado                                     80402
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:         (303) 278-2725

                        Exhibit Index appears on page 2.


Item 5.  Other Events.

         On October 10, 2001, the shareholders of Telecommunication Products, Inc., a Colorado corporation ("Telpro"), approved a plan of merger whereby Telpro would be merged into a newly formed Colorado corporation (the "New Telpro") to resolve an issue relating to Telpro's corporate status. Following the approval by shareholders, the merger (the "Merger") became effective on October 10, 2001 at 2:34 p.m. Mountain Daylight Savings Time (the "Effective Time").

         For purposes of this Registration Statement, the "Corporation" shall mean the surviving company pursuant to the Merger of Telpro with and into the New Telpro, whereby the New Telpro became the surviving company pursuant to the Merger with the name "Telecommunication Products, Inc."

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         As of the Effective Time, the Corporation's articles of incorporation and bylaws are substantially identical to Telpro's articles of incorporation and bylaws. The Corporation had the same directors as Telpro at the time of the Merger, as well as the same officers as Telpro had prior to the Merger. As a result of the Merger, the surviving Colorado corporation assumed the Telecommunication Products, Inc. name, succeeded to and assumed all rights and obligations of Telpro, and has the same assets and liabilities Telpro immediately prior to the Merger.

         Pursuant to the Merger, Telpro's shareholders automatically received one share of the Corporation's common stock (the "Common Stock") for each 20 shares of Telpro common stock pursuant to a reverse stock split. There was no need to exchange share certificates because the conversion was automatic. The Corporation's Common Stock and associated rights have the same rights and privileges as the Telpro common stock.

         The Common Stock and associated rights of the Corporation are deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a).

Item 7.  Financial Statements and Exhibits

              (c) Articles of Merger dated October 10, 2001

                  Restated Articles of Incorporation dated May 15, 2001


                                  EXHIBIT INDEX


EXHIBIT
  NO.            DESCRIPTION
-------          -----------
 2.1             Articles of Merger dated October 10, 2001.

 3.3             Restated Articles of Incorporation dated May 15, 2001



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TELECOMMUNICATION PRODUCTS, INC.



Date:  October 17, 2001             /s/ Donald E. Ranniger
                                  ---------------------------------------
                                  Name:  Donald E. Ranniger
                                  Title: President and Treasurer



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                                  EXHIBIT INDEX


EXHIBIT
  NO.            DESCRIPTION
-------          -----------
 2.1             Articles of Merger dated October 10, 2001.

 3.3             Restated Articles of Incorporation dated May 15, 2001